GOODWILL AND INTANGIBLE ASSETS - PROJECTED AMORTIZATION EXPENSE (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
2022	$ 6,745
2023	6,645
2024	4,365
2025	0
2026	0
Total	$ 17,755	$ 624